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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549




                                      FORM 8-K



                                   CURRENT REPORT



                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported)       MARCH  11, 1998
                                                      ------------------------


                            NORTHERN STATES POWER COMPANY
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               (Exact name of registrant as specified in its charter)

                                      MINNESOTA
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                   (State or other jurisdiction of incorporation)

             1-3034                                   41-0448030
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     (Commission File Number)               (IRS Employer  Identification No.)

     414 NICOLLET MALL, MPLS, MN                       55401
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(Address of principal executive offices)              (Zip Code)


     Registrant's telephone number, including area code     612-330-5500
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            (Former name of former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

On March 11, 1998, Northern States Power Company, a Minnesota corporation (the "Company") entered into an Underwriting Agreement and filed with the Securities and Exchange Commission a prospectus supplement relating to $150,000,000 in aggregate principal amount of the Company's First Mortgage Bonds, Series due March 1, 2028 and entered into an Underwriting Agreement and filed with the Securities and Exchange Commission a prospectus supplement relating to $100,000,000 in aggregate principal amount of the Company's First Mortgage Bonds, Series due March 1, 2003.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits


  Exhibit No.  Description
  -----------  -----------
     1.01      Underwriting Agreement, dated March 11, 1998 between Northern
               States Power Company and Salomon Brothers, Inc., ABN Amro,
               BancAmerica, Bear Stearns & Co. Inc., Chase Securities Inc., and
               Nationsbanc relating to $100,000,000 First Mortgage Bonds, Series due March 1, 2003.

     1.02      Underwriting Agreement dated March 11, 1998 between Northern
               States Power Company and Salomon Brothers, Inc., ABN Amro,
               BancAmerica, Bear Stearns & Co. Inc., Chase Securities Inc., and
               Nationsbanc relating to $150,000,000 First Mortgage Bonds, Series due March 1, 2028.

     4.01      Supplemental Trust Indenture dated March 1, 1998 between Northern
               States Power Company and Harris Trust and Savings Bank as
               Trustee, creating $150,000,000 principal amount First Mortgage
               Bonds, Series due March 1, 2028 and $100,000,000 principal amount
               First Mortgage Bonds, Series due March 1, 2003.

     12.01     Computation of ratio of earnings to fixed charges.

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                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Northern States Power Company
                              (a Minnesota Corporation)



                              By   /s/ Edward J. McIntyre
                                  ------------------------------------
                                  Edward J. McIntyre
                                  Vice President and Chief Financial Officer
Dated:  March 13, 1998

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                                    EXHIBIT INDEX


Method of   Exhibit
 Filing       No.     Description
--------    -------   -----------
  DT         1.01     Underwriting Agreement, dated March 11, 1998 between
                      Northern States Power Company and Salomon Brothers,
                      Inc., ABN Amro, BancAmerica, Bear Stearns & Co. Inc., Chase
                      Securities Inc., and Nationsbanc relating to $100,000,000 First
                      Mortgage Bonds, Series due March 1, 2003.

  DT         1.02     Underwriting Agreement dated March 11, 1998 between
                      Northern States Power Company and Salomon Brothers,
                      Inc., ABN Amro, BancAmerica, Bear Stearns & Co. Inc., Chase
                      Securities Inc., and Nationsbanc relating to $150,000,000 First
                      Mortgage Bonds, Series due March 1, 2028.

  DT         4.01     Supplemental Trust Indenture dated March 1, 1998 between
                      Northern States Power Company and Harris Trust and
                      Savings Bank as Trustee, creating $150,000,000 principal
                      amount First Mortgage Bonds, Series due March 1, 2028 and
                      $100,000,000 principal amount First Mortgage Bonds, Series due March 1, 2003.

  DT        12.01    Computation of ratio of earnings to fixed charges.


DT = Filed electronically with direct transmission of this Form 8-K.